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                                                                   EXHIBIT 10.94

  KPMG PEAT MARWICK

  Certified public Accountants

  Office address                   Mail address           Telephone (65) 2707411
  16 Raffles Quay #22-00           P.O. Box 448           Telefax (65) 2250984
  Hong Leong Building              Robinson Road
  Singapore 048581                 Singapore 900848

Microelectronic Packaging (S) Pte Ltd       Our Ref      MNNBC/BY/GCG
1003 Bukit Merah Central #04-01
Singapore 159836                            Contact      Mr Bob Yap

                                            DID          3210678

ATTENTION:    MR PAK JEE FOOK
              DIRECTOR

10 July 1997

Dear Sirs

MICROELECTRONIC PACKAGING (S) PTE LTD
APPOINTMENT OF RECEIVERS AND MANAGERS

In accordance with the provisions of Section 223 of the Companies Act. Cap. 50, I hereby notify you that I have been appointed as Receivers and Managers of your company in accordance with the provisions of the Deed of Debenture dated 27 November 1984 as varied by Supplementary Deed 24 April 1985 and a further Deed of Debenture dated 10 June 1986 as varied by 8 Supplementary Deeds dated 16-7-87, 20-2-89, 24-8-90, 4-6-92, 30-10-93, 11-1-94, 1-12-94 and 21-8-96
entered into between your company and The Development Bank of Singapore Limited.

I would like to draw your attention to the provisions of Section 222(1) of the Act and request that you must comply with the provisions as set out in that sub-section. For the purpose of your reference, the provisions of that sub-section are quoted as follows:-

       " Where a Receiver or Manager of the property of a corporation has been appointed, every invoice order for goods or business letter issued by or on behalf of the corporation or the Receiver or Manager or the Liquidator of the corporation, being a document on or in which the name of the corporation appears, shall contain a statement immediately following the name of the corporation that a Receiver or Manager has been appointed."

In accordance with the provisions of Section 223(1)(b), you are required to make out and submit to us a Statement of Affairs in the prescribed form, showing details of the company's assets and liabilities, within fourteen days.

This Statement should be prepared in accordance with the provisions of Section 224 of the Act. If you are unable to comply with the timetable or require assistance, please advise me accordingly.
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KPMG Peat Marwick

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Your authority to deal with the company's assets or liabilities now cease unless otherwise instructed by me.

I may require your assistance in regard to realising the assets and other company matters and I am sure I can rely on your co-operation.

Yours faithfully                                         Received by me:

/s/ MICHAEL NG
Michael Ng
Partner                                                  -----------------

cc       The company Secretary